UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

ANAVEX LIFE SCIENCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-37606	98-0608404
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 5th Avenue, 20th Floor, New York, NY USA 10111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-844-689-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2022, the Company held its Annual Meeting. A total of 53,355,147 shares of the Company’s Common Stock were present or represented by proxy at the Annual Meeting, representing approximately sixty nine percent (69%) of the outstanding Common Stock as of March 28, 2022, the record date for the Annual Meeting.

At the Annual Meeting, three (3) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Christopher Missling, PhD, Claus van der Velden, PhD, Athanasios Skarpelos, Jiong Ma, PhD, Steffen Thomas, PhD and Peter Donhauser, D.O. for terms until the next succeeding annual meeting of stockholders or until such directors’ successor shall have been duly elected and qualified. The stockholders holding a majority of the Common Stock having voting power present in person or represented by proxy elected the six (6) directors by the following votes:

Name	For	Withheld	Broker Non-Votes
Christopher Missling, PhD	29,349,878	1,247,751	22,757,518
Claus van der Velden, PhD	26,944,554	3,653,075	22,757,518
Athanasios Skarpelos	27,597,270	3,000,359	22,757,518
Jiong Ma, PhD	29,211,216	1,386,413	22,757,518
Steffen Thomas, PhD	27,476,278	3,121,351	22,757,518
Peter Donhauser, D.O.	27,155,102	3,442,527	22,757,518

Proposal No. 2: The stockholders holding a majority of the Common Stock having voting power present in person or represented by proxy ratified Grant Thornton LLP as the Company’s independent registered accounting firm by the following votes:

For	Against	Abstain	Broker Non-Votes
52,369,399	452,908	532,840	—

Proposal No. 3: The stockholders holding a majority of the Common Stock having voting power present in person or represented by proxy voted to approve the 2022 Omnibus Incentive Plan by the following votes:

For	Against	Abstain	Broker Non-Votes
19,233,911	10,676,227	687,491	22,757,518

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive Officer

Date: May 27, 2022